UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                FORM 8-K

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

             Date of report (Date of earliest event reported)
                           September 25, 2009
                           ------------------

                            Your Event, Inc.
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)

               000-53164                       26-1375322
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

              7065 W. Ann Road, #130-110, Las Vegas, NV  89130
          --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                               877-871-4552
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
           FISCAL YEAR

   On September 25, 2009, Your Event, Inc. (the "Registrant" or the "Company") changed its fiscal year-end from November 30 to August 31. On August 6, 2009 the Board of Directors of the Registrant engaged a new independent registered public accounting firm. (See Current Event Report filed with the Commission on September 9, 2009). Based on the change of Company auditors, management believes by changing its fiscal year-end to August 31, the Company can improve the controls and procedures of the Company's financials.

   In order for the Company to keep its financial reporting requirements current, the Company plans to file a Form 10-K for the year-end August 31, 2009.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Your Event, Inc.
                                        -----------------------------
                                                 Registrant


                                    /s/ Marilyn Montgomery
                                  ----------------------------------------
                                  By:   Marilyn Montgomery
                                  Its:  President, Director,
                                        Chief Executive Officer, and
                                        Chief Financial Officer
Dated: September 25, 2009
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